Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

TOTAL REVENUE UNCHANGED AT $9.3 BILLION BUT UP 6% IN CONSTANT CURRENCY

Total SaaS, PaaS and IaaS Cloud Revenue Up 29% to $527 Million and Up 33% in Constant Currency

REDWOOD SHORES, Calif., March 17, 2015 — Oracle Corporation (NYSE: ORCL) today announced that fiscal 2015 Q3 Total Revenues were unchanged at $9.3 billion. The strengthening of the U.S. dollar compared to foreign currencies had a significant impact on results in the quarter. Without the strengthening of the U.S. dollar, Total Revenues would have been up 6% as measured in constant currency. Software and Cloud Revenues were up 1% to $7.2 billion, and up 7% in constant currency. Cloud software-as-a-service (SaaS) and platform-as-a-service (PaaS) grew 30% to $372 million, and grew 34% in constant currency. Hardware Systems Revenues were down 2% to $1.3 billion, but were up 5% in constant currency.

GAAP Operating Income was down 5% to $3.4 billion, and the GAAP operating margin was 36%. Non-GAAP Operating Income was down 4% to $4.2 billion, and the non-GAAP operating margin was 45%. Without the impact of the U.S. dollar strengthening compared to foreign currencies, GAAP Operating Income would have been up 4% and the operating margin would have been 37%, while non-GAAP Operating Income would have been up 4% and the operating margin would have been 46%. GAAP Net Income was down 3% to $2.5 billion while non-GAAP Net Income was down 1% to $3.1 billion. In constant currency, both GAAP and non-GAAP Net Income were up 7%. GAAP Earnings Per Share was $0.56, down 1%, while non-GAAP Earnings Per Share was $0.68, unchanged from last year. In constant currency, both GAAP and non-GAAP Earnings Per Share would have been up 9%.

Short-term Deferred revenue was $6.4 billion, up 6% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $14.5 billion.

“We beat the midpoint of my constant currency guidance on every single financial metric this past quarter,” said Oracle CEO, Safra Catz. “EPS was up 9%, Total Revenue was up 6%, Hardware Revenues were up 5%, Software and Cloud revenues were up 7%, and Total Cloud SaaS, PaaS and IaaS revenues were up 33%. Once you normalize for exchange rates, it was a very strong growth quarter for us.”

“In Q3, we sold nearly $200 million of new SaaS and PaaS business as measured in annual recurring revenue,” said Oracle CEO, Mark Hurd. “In Q4, we expect to sell over $300 million of new SaaS and PaaS annual recurring revenue. That means we have a real chance to sell more SaaS and PaaS new business this coming quarter than any other cloud services provider. I think our hyper-growth in the cloud comes as a big surprise to a lot of people.”

“We are well on our way to selling over $1 billion of new SaaS and PaaS business in calendar 2015,” said Oracle Chairman and CTO Larry Ellison. “Salesforce.com has announced that it also expects to add about $1 billion of new SaaS and PaaS business this year. So it’s going to be a close race who sells more in the cloud this year, us or them. Stay tuned.”

Oracle also announced that its Board of Directors declared a quarterly cash dividend of $0.15 per share of outstanding common stock, reflecting a 25% increase over the current quarterly dividend of $0.12. Larry Ellison, Oracle’s Chairman of the Board, Chief Technology Officer and largest stockholder, did not participate in the deliberation or the vote on this matter. This increased dividend will be paid to stockholders of record as of the close of business on April 7, 2015, with a payment date of April 28, 2015.

Q3 Fiscal 2015 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q3 results and Fiscal 2015 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 2334187.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future revenues from our SaaS and PaaS business and the competitive landscape for such business, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for support contracts. (3) Our cloud computing strategy, including our Oracle Cloud Software-as-a-Service, Platform-as-a-Service, Infrastructure-as-a-Service and our new Database as a Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of March 17, 2015. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase		% Increase (Decrease)
	2015	% of Revenues		2014	% of Revenues		(Decrease) in US $		in Constant Currency (1)
REVENUES
New software licenses	$1,982	21%		$2,128	23%		(7%	)	0%
Cloud software-as-a-service and platform-as-a-service	372	4%		287	3%		30%		34%
Cloud infrastructure-as-a-service	155	2%		121	1%		28%		32%
Software license updates and product support	4,661	50%		4,564	49%		2%		8%

Software and Cloud Revenues	7,170	77%		7,100	76%		1%		7%

Hardware systems products	712	8%		725	8%		(2%	)	6%
Hardware systems support	587	6%		598	6%		(2%	)	4%

Hardware Systems Revenues	1,299	14%		1,323	14%		(2%	)	5%

Services Revenues	858	9%		884	10%		(3%	)	3%

Total Revenues	9,327	100%		9,307	100%		0%		6%

OPERATING EXPENSES
Sales and marketing	1,839	20%		1,829	20%		1%		7%
Cloud software-as-a-service and platform-as-a-service	203	2%		112	1%		81%		87%
Cloud infrastructure-as-a-service	88	1%		76	1%		16%		19%
Software license updates and product support	300	3%		286	3%		5%		10%
Hardware systems products	367	4%		379	4%		(3%	)	5%
Hardware systems support	218	2%		207	2%		5%		11%
Services	724	8%		715	8%		1%		8%
Research and development	1,370	15%		1,292	14%		6%		8%
General and administrative	252	3%		251	3%		0%		4%
Amortization of intangible assets	527	6%		560	6%		(6%	)	(6%	)
Acquisition related and other	8	0%		(5)	0%		241%		227%
Restructuring	48	0%		38	0%		28%		43%

Total Operating Expenses	5,944	64%		5,740	62%		4%		8%

OPERATING INCOME	3,383	36%		3,567	38%		(5%	)	4%
Interest expense	(273)	(2%	)	(228)	(2%	)	20%		20%
Non-operating income (expense), net	40	0%		(90)	(1%	)	145%		158%

INCOME BEFORE PROVISION FOR INCOME TAXES	3,150	34%		3,249	35%		(3%	)	7%

Provision for income taxes	655	7%		684	7%		(4%	)	6%

NET INCOME	$2,495	27%		$2,565	28%		(3%	)	7%

EARNINGS PER SHARE:
Basic	$0.57			$0.57
Diluted	$0.56			$0.56
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,389			4,496
Diluted	4,494			4,575

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended February 28, 2015 compared with the corresponding prior year period decreased our revenues by 6 percentage points, operating expenses by 4 percentage points and operating income by 9 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended February 28,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$9,327	$7	$9,334	$9,307	$8	$9,315	0%		0%		6%		6%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$7,170	$6	$7,176	$7,100	$6	$7,106	1%		1%		7%		7%
New software licenses	1,982	—	1,982	2,128	—	2,128	(7%	)	(7%	)	0%		0%
Cloud software-as-a-service and platform-as-a-service (3)	372	3	375	287	5	292	30%		29%		34%		33%
Cloud infrastructure-as-a-service	155	—	155	121	—	121	28%		28%		32%		32%
Software license updates and product support (4)	4,661	3	4,664	4,564	1	4,565	2%		2%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$1,299	$1	$1,300	$1,323	$2	$1,325	(2%	)	(2%	)	5%		5%
Hardware systems products	712	—	712	725	—	725	(2%	)	(2%	)	6%		6%
Hardware systems support (5)	587	1	588	598	2	600	(2%	)	(2%	)	4%		4%

TOTAL OPERATING EXPENSES	$5,944	$(816)	$5,128	$5,740	$(791)	$4,949	4%		4%		8%		9%
Stock-based compensation (6)	233	(233)	—	198	(198)	—	18%		*		18%		*
Amortization of intangible assets (7)	527	(527)	—	560	(560)	—	(6%	)	*		(6%	)	*
Acquisition related and other	8	(8)	—	(5)	5	—	241%		*		227%		*
Restructuring	48	(48)	—	38	(38)	—	28%		*		43%		*
OPERATING INCOME	$3,383	$823	$4,206	$3,567	$799	$4,366	(5%	)	(4%	)	4%		4%

OPERATING MARGIN %	36%		45%	38%		47%	(205) bp.		(181) bp.		(97) bp.		(119) bp.
INCOME TAX EFFECTS (8)	$655	$247	$902	$684	$251	$935	(4%	)	(4%	)	6%		4%
NET INCOME	$2,495	$576	$3,071	$2,565	$548	$3,113	(3%	)	(1%	)	7%		7%
DILUTED EARNINGS PER SHARE	$0.56		$0.68	$0.56		$0.68	(1%	)	0%		9%		9%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,494	—	4,494	4,575	—	4,575	(2%	)	(2%	)	(2%	)	(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2015, approximately $3 million and $4 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(4)	As of February 28, 2015, approximately $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(5)	As of February 28, 2015, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended February 28, 2015			Three Months Ended February 28, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$45	$(45)	$—	$40	$(40)	$—
Cloud software-as-a-service and platform-as-a-service	3	(3)	—	2	(2)	—
Cloud infrastructure-as-a-service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	6	(6)	—
Hardware systems products	1	(1)	—	1	(1)	—
Hardware systems support	2	(2)	—	1	(1)	—
Services	8	(8)	—	6	(6)	—
Research and development	138	(138)	—	99	(99)	—
General and administrative	29	(29)	—	42	(42)	—

Subtotal	233	(233)	—	198	(198)	—

Acquisition related and other	1	(1)	—	—	—	—

Total stock-based compensation	$234	$(234)	$—	$198	$(198)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of February 28, 2015 was as follows:

Remainder of Fiscal 2015	$491
Fiscal 2016	1,601
Fiscal 2017	976
Fiscal 2018	831
Fiscal 2019	725
Fiscal 2020	574
Thereafter	1,644

Total intangible assets, net	$6,842

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 20.8% and 21.0% in the third quarter of fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 22.7% and 23.1% in the third quarter of fiscal 2015 and 2014, respectively. The differences between our GAAP and non-GAAP tax rates in the third quarter of fiscal 2015 and 2014 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2015	% of Revenues		2014	% of Revenues
REVENUES
New software licenses	$5,397	19%		$5,647	21%		(4%	)	(1%	)
Cloud software-as-a-service and platform-as-a-service	1,069	4%		800	3%		34%		36%
Cloud infrastructure-as-a-service	448	2%		327	1%		37%		38%
Software license updates and product support	14,161	51%		13,511	50%		5%		8%

Software and Cloud Revenues	21,075	76%		20,285	75%		4%		7%

Hardware systems products	2,007	7%		2,108	8%		(5%	)	(1%	)
Hardware systems support	1,791	7%		1,800	7%		0%		2%

Hardware Systems Revenues	3,798	14%		3,908	15%		(3%	)	0%

Services Revenues	2,647	10%		2,762	10%		(4%	)	(1%	)

Total Revenues	27,520	100%		26,955	100%		2%		5%

OPERATING EXPENSES
Sales and marketing	5,443	20%		5,326	20%		2%		5%
Cloud software-as-a-service and platform-as-a-service	517	2%		318	1%		63%		65%
Cloud infrastructure-as-a-service	254	1%		224	1%		14%		15%
Software license updates and product support	867	3%		860	3%		1%		4%
Hardware systems products	1,034	4%		1,078	4%		(4%	)	0%
Hardware systems support	628	2%		630	2%		0%		2%
Services	2,179	8%		2,194	8%		(1%	)	2%
Research and development	4,088	15%		3,803	14%		8%		8%
General and administrative	799	3%		773	3%		3%		5%
Amortization of intangible assets	1,642	6%		1,732	6%		(5%	)	(5%	)
Acquisition related and other	12	0%		21	0%		(45%	)	(47%	)
Restructuring	168	0%		146	1%		16%		20%

Total Operating Expenses	17,631	64%		17,105	63%		3%		5%

OPERATING INCOME	9,889	36%		9,850	37%		0%		5%
Interest expense	(817)	(3%	)	(674)	(3%	)	21%		21%
Non-operating income (expense), net	65	0%		(60)	0%		208%		242%

INCOME BEFORE PROVISION FOR INCOME TAXES	9,137	33%		9,116	34%		0%		5%

Provision for income taxes	1,956	7%		1,807	7%		8%		14%

NET INCOME	$7,181	26%		$7,309	27%		(2%	)	3%

EARNINGS PER SHARE:
Basic	$1.63			$1.61
Diluted	$1.59			$1.58
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,419			4,546
Diluted	4,516			4,616

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the nine months ended February 28, 2015 compared with the corresponding prior year period decreased our revenues by 3 percentage points, operating expenses by 2 percentage points and operating income by 5 percentage points.

ORACLE CORPORATION

Q3 FISCAL 2015 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Nine Months Ended February 28,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES (3) (4) (5)	$27,520	$21	$27,541	$26,955	$25	$26,980	2%		2%		5%		5%

TOTAL SOFTWARE AND CLOUD REVENUES (3) (4)	$21,075	$18	$21,093	$20,285	$14	$20,299	4%		4%		7%		7%
New software licenses	5,397	—	5,397	5,647	—	5,647	(4%	)	(4%	)	(1%	)	(1%	)
Cloud software-as-a-service and platform-as-a-service (3)	1,069	9	1,078	800	12	812	34%		33%		36%		35%
Cloud infrastructure-as-a-service	448	—	448	327	—	327	37%		37%		38%		38%
Software license updates and product support (4)	14,161	9	14,170	13,511	2	13,513	5%		5%		8%		8%
TOTAL HARDWARE SYSTEMS REVENUES (5)	$3,798	$3	$3,801	$3,908	$11	$3,919	(3%	)	(3%	)	0%		0%
Hardware systems products	2,007	—	2,007	2,108	—	2,108	(5%	)	(5%	)	(1%	)	(1%	)
Hardware systems support (5)	1,791	3	1,794	1,800	11	1,811	0%		(1%	)	2%		2%

TOTAL OPERATING EXPENSES	$17,631	$(2,506)	$15,125	$17,105	$(2,478)	$14,627	3%		3%		5%		6%
Stock-based compensation (6)	684	(684)	—	579	(579)	—	18%		*		18%		*
Amortization of intangible assets (7)	1,642	(1,642)	—	1,732	(1,732)	—	(5%	)	*		(5%	)	*
Acquisition related and other	12	(12)	—	21	(21)	—	(45%	)	*		(47%	)	*
Restructuring	168	(168)	—	146	(146)	—	16%		*		20%		*
OPERATING INCOME	$9,889	$2,527	$12,416	$9,850	$2,503	$12,353	0%		1%		5%		4%

OPERATING MARGIN %	36%		45%	37%		46%	(61) bp.		(70) bp.		(4) bp.		(38) bp.
INCOME TAX EFFECTS (8)	$1,956	$715	$2,671	$1,807	$783	$2,590	8%		3%		14%		7%

NET INCOME	$7,181	$1,812	$8,993	$7,309	$1,720	$9,029	(2%	)	0%		3%		4%
DILUTED EARNINGS PER SHARE	$1.59		$1.99	$1.58		$1.96	0%		2%		6%		6%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,516	—	4,516	4,616	—	4,616	(2%	)	(2%	)	(2%	)	(2%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of February 28, 2015, approximately $3 million and $4 million in estimated revenues related to assumed cloud software-as-a-service and platform-as-a-service contracts will not be recognized for the remainder of fiscal 2015 and fiscal 2016, respectively, due to business combination accounting rules.

(4)	As of February 28, 2015, approximately $2 million in estimated revenues related to assumed software license updates and product support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(5)	As of February 28, 2015, approximately $1 million in estimated revenues related to hardware systems support contracts will not be recognized for each of the remainder of fiscal 2015 and fiscal 2016 due to business combination accounting rules.

(6)	Stock-based compensation was included in the following GAAP operating expense categories:

	Nine Months Ended February 28, 2015			Nine Months Ended February 28, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$131	$(131)	$—	$118	$(118)	$—
Cloud software-as-a-service and platform-as-a-service	8	(8)	—	5	(5)	—
Cloud infrastructure-as-a-service	3	(3)	—	2	(2)	—
Software license updates and product support	15	(15)	—	16	(16)	—
Hardware systems products	4	(4)	—	4	(4)	—
Hardware systems support	4	(4)	—	4	(4)	—
Services	23	(23)	—	18	(18)	—
Research and development	380	(380)	—	285	(285)	—
General and administrative	116	(116)	—	127	(127)	—

Subtotal	684	(684)	—	579	(579)	—

Acquisition related and other	5	(5)	—	4	(4)	—

Total stock-based compensation	$689	$(689)	$—	$583	$(583)	$—

(7)	Estimated future annual amortization expense related to intangible assets as of February 28, 2015 was as follows:

Remainder of Fiscal 2015	$491
Fiscal 2016	1,601
Fiscal 2017	976
Fiscal 2018	831
Fiscal 2019	725
Fiscal 2020	574
Thereafter	1,644

Total intangible assets, net	$6,842

(8)	Income tax effects were calculated reflecting an effective GAAP tax rate of 21.4% and 19.8% in the first nine months of fiscal 2015 and 2014, respectively, and an effective non-GAAP tax rate of 22.9% and 22.3% in the first nine months of fiscal 2015 and 2014, respectively. The differences between our GAAP and non-GAAP tax rates in the first nine months of fiscal 2015 and 2014 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 28, 2015	May 31, 2014
ASSETS

Current Assets:
Cash and cash equivalents	$13,701	$17,769
Marketable securities	30,076	21,050
Trade receivables, net	4,178	6,087
Inventories	285	189
Deferred tax assets	931	914
Prepaid expenses and other current assets	2,123	2,129

Total Current Assets	51,294	48,138
Non-Current Assets:
Property, plant and equipment, net	3,335	3,061
Intangible assets, net	6,842	6,137
Goodwill	34,328	29,652
Deferred tax assets	674	837
Other assets	2,343	2,519

Total Non-Current Assets	47,522	42,206

TOTAL ASSETS	$98,816	$90,344

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$1,999	$1,508
Accounts payable	626	471
Accrued compensation and related benefits	1,564	1,940
Income taxes payable	318	416
Deferred revenues	6,443	7,269
Other current liabilities	2,842	2,785

Total Current Liabilities	13,792	14,389
Non-Current Liabilities:
Notes payable, non-current	30,258	22,667
Income taxes payable	4,297	4,184
Other non-current liabilities	1,937	1,657

Total Non-Current Liabilities	36,492	28,508

Equity	48,532	47,447

TOTAL LIABILITIES AND EQUITY	$98,816	$90,344

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended February 28,
	2015	2014
Cash Flows From Operating Activities:
Net income	$7,181	$7,309
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	502	452
Amortization of intangible assets	1,642	1,732
Deferred income taxes	(486)	(307)
Stock-based compensation	689	583
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	284	288
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(167)	(162)
Other, net	126	72
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,867	2,006
(Increase) decrease in inventories	(78)	20
Decrease in prepaid expenses and other assets	362	181
Decrease in accounts payable and other liabilities	(1,204)	(730)
Decrease in income taxes payable	(369)	(457)
Decrease in deferred revenues	(296)	(522)

Net cash provided by operating activities	10,053	10,465

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(23,339)	(25,550)
Proceeds from maturities and sales of marketable securities and other investments	15,042	23,110
Acquisitions, net of cash acquired	(6,232)	(3,066)
Capital expenditures	(794)	(426)

Net cash used for investing activities	(15,323)	(5,932)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(6,079)	(7,841)
Proceeds from issuances of common stock	1,445	1,519
Payments of dividends to stockholders	(1,600)	(1,640)
Proceeds from borrowings, net of issuance costs	9,945	5,566
Repayments of borrowings	(1,500)	—
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	167	162
Distributions to noncontrolling interests	(196)	(28)

Net cash provided by (used for) financing activities	2,182	(2,262)

Effect of exchange rate changes on cash and cash equivalents	(980)	(52)

Net (decrease) increase in cash and cash equivalents	(4,068)	2,219

Cash and cash equivalents at beginning of period	17,769	14,613

Cash and cash equivalents at end of period	$13,701	$16,832

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2014				Fiscal 2015
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$14,845	$15,196	$15,029	$14,921	$15,357	$15,273	$14,509

Capital Expenditures (2)	(664)	(578)	(609)	(580)	(628)	(727)	(948)

Free Cash Flow	$14,181	$14,618	$14,420	$14,341	$14,729	$14,546	$13,561

% Growth over prior year	6%	14%	11%	6%	4%	0%	(6)%
GAAP Net Income	$11,082	$11,054	$11,115	$10,955	$10,948	$10,896	$10,827

Free Cash Flow as a % of Net Income	128%	132%	130%	131%	135%	133%	125%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Derived from capital expenditures as reported in cash flows from investing activities as per our consolidated statements of cash flows presented in accordance with GAAP.

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
REVENUES

New software licenses	$1,399		$2,121		$2,128		$3,769		$9,416		$1,370		$2,045		$1,982			$5,397
Cloud software-as-a-service and platform-as-a-service	254		259		287		322		1,121		337		361		372			1,069
Cloud infrastructure-as-a-service	109		97		121		128		456		138		155		155			448
Software license updates and product support	4,431		4,516		4,564		4,695		18,206		4,731		4,768		4,661			14,161

Software and Cloud Revenues	6,193		6,993		7,100		8,914		29,199		6,576		7,329		7,170			21,075
Hardware systems products	669		714		725		870		2,976		578		717		712			2,007
Hardware systems support	592		609		598		596		2,396		587		617		587			1,791

Hardware Systems Revenues	1,261		1,323		1,323		1,466		5,372		1,165		1,334		1,299			3,798
Services Revenues	918		959		884		940		3,704		855		935		858			2,647

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598		$9,327			$27,520

AS REPORTED REVENUE GROWTH RATES
New software licenses	2%		(2%	)	1%		0%		0%		(2%	)	(4%	)	(7%	)		(4%	)
Cloud software-as-a-service and platform-as-a-service	25%		19%		24%		25%		23%		32%		39%		30%			34%
Cloud infrastructure-as-a-service	(9%	)	(15%	)	10%		13%		0%		26%		60%		28%			37%
Software license updates and product support	7%		6%		5%		7%		6%		7%		6%		2%			5%
Software and Cloud Revenues	6%		3%		5%		4%		5%		6%		5%		1%			4%

Hardware systems products	(14%	)	(3%	)	8%		2%		(2%	)	(14%	)	0%		(2%	)		(5%	)
Hardware systems support	3%		4%		5%		2%		4%		(1%	)	1%		(2%	)		0%
Hardware Systems Revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%		(2%	)		(3%	)
Services Revenues	(8%	)	(5%	)	(5%	)	(4%	)	(5%	)	(7%	)	(3%	)	(3%	)		(4%	)

Total Revenues	2%		2%		4%		3%		3%		3%		3%		0%			2%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	5%		0%		3%		(1%	)	1%		(2%	)	0%		0%			(1%	)
Cloud software-as-a-service and platform-as-a-service	26%		20%		25%		25%		24%		32%		41%		34%			36%
Cloud infrastructure-as-a-service	(7%	)	(14%	)	11%		13%		1%		25%		62%		32%			38%
Software license updates and product support	8%		7%		7%		6%		7%		6%		9%		8%			8%
Software and Cloud Revenues	8%		5%		6%		4%		5%		6%		8%		7%			7%
Hardware systems products	(13%	)	(2%	)	10%		3%		(1%	)	(14%	)	4%		6%			(1%	)
Hardware systems support	5%		5%		7%		2%		5%		(2%	)	5%		4%			2%
Hardware Systems Revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%		5%			0%

Services Revenues	(6%	)	(3%	)	(3%	)	(3%	)	(4%	)	(8%	)	1%		3%			(1%	)
Total Revenues	4%		3%		6%		3%		4%		2%		7%		6%			5%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,517		$4,995		$4,953		$5,857		$20,323		$4,620		$5,221		$5,134			$14,974
Europe, Middle East & Africa	2,439		2,817		2,923		3,768		11,946		2,589		2,911		2,813			8,313
Asia Pacific	1,416		1,463		1,431		1,695		6,006		1,387		1,466		1,380			4,233

Total Revenues	$8,372		$9,275		$9,307		$11,320		$38,275		$8,596		$9,598		$9,327			$27,520

HEADCOUNT
GEOGRAPHIC AREA
Americas	53,465		53,073		53,799		53,827				54,073		57,243		58,117
Europe, Middle East & Africa	23,349		23,178		23,350		23,339				23,349		26,997		26,989
Asia Pacific	45,513		45,617		45,561		45,108				45,496		46,312		46,456

Total Company	122,327		121,868		122,710		122,274				122,918		130,552		131,562

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2014										Fiscal 2015
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3		Q4	TOTAL
AMERICAS

Software and cloud revenues	$3,434		$3,808		$3,847		$4,649		$15,737		$3,614		$4,044		$4,021			$11,678

Hardware systems revenues	$640		$694		$655		$747		$2,736		$583		$716		$686			$1,986

AS REPORTED GROWTH RATES
Software and cloud revenues	9%		5%		5%		(1%	)	4%		5%		6%		5%			5%
Hardware systems revenues	(2%	)	7%		14%		3%		5%		(9%	)	3%		5%			0%
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	9%		6%		7%		1%		5%		6%		8%		7%			7%
Hardware systems revenues	(1%	)	8%		16%		5%		6%		(8%	)	5%		7%			1%

EUROPE / MIDDLE EAST / AFRICA
Software and cloud revenues	$1,816		$2,155		$2,245		$3,032		$9,249		$1,992		$2,234		$2,169			$6,397

Hardware systems revenues	$358		$372		$403		$440		$1,572		$338		$380		$379			$1,096

AS REPORTED GROWTH RATES
Software and cloud revenues	7%		8%		8%		15%		10%		10%		4%		(3%	)		3%
Hardware systems revenues	(11%	)	(5%	)	3%		7%		(1%	)	(6%	)	2%		(6%	)		(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	4%		6%		6%		10%		7%		7%		9%		9%			9%
Hardware systems revenues	(13%	)	(6%	)	2%		3%		(3%	)	(7%	)	8%		8%			3%

ASIA PACIFIC

Software and cloud revenues	$943		$1,030		$1,008		$1,233		$4,213		$970		$1,051		$980			$3,000

Hardware systems revenues	$263		$257		$265		$279		$1,064		$244		$238		$234			$716

AS REPORTED GROWTH RATES
Software and cloud revenues	(3%	)	(9%	)	(5%	)	0%		(4%	)	3%		2%		(3%	)		1%
Hardware systems revenues	(12%	)	(9%	)	(3%	)	(4%	)	(7%	)	(8%	)	(7%	)	(12%	)		(9%	)
CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		0%		3%		3%		3%		2%		7%		4%			4%
Hardware systems revenues	(5%	)	(3%	)	3%		(3%	)	(2%	)	(8%	)	(3%	)	(6%	)		(6%	)

TOTAL COMPANY
Software and cloud revenues	$6,193		$6,993		$7,100		$8,914		$29,199		$6,576		$7,329		$7,170			$21,075

Hardware systems revenues	$1,261		$1,323		$1,323		$1,466		$5,372		$1,165		$1,334		$1,299			$3,798

AS REPORTED GROWTH RATES
Software and cloud revenues	6%		3%		5%		4%		5%		6%		5%		1%			4%
Hardware systems revenues	(7%	)	0%		7%		2%		0%		(8%	)	1%		(2%	)		(3%	)

CONSTANT CURRENCY GROWTH RATES (2)
Software and cloud revenues	8%		5%		6%		4%		5%		6%		8%		7%			7%
Hardware systems revenues	(6%	)	1%		9%		3%		2%		(8%	)	4%		5%			0%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2014 and 2013 for the fiscal 2015 and fiscal 2014 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q3 FISCAL 2015 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software-as-a-service and platform-as-a-service, software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software-as-a-service and platform-as-a-service revenues, software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software-as-a-service and platform-as-a-service and hardware systems support contracts; however, we cannot be certain that our customers will renew our cloud software-as-a-service and platform-as-a-service contracts, software license updates and product support contracts or our hardware systems support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.